UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2025

LESAKA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	98-0171860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

President Place, 4th Floor, Cnr.
Jan Smuts Avenue and Bolton Road
 Rosebank, Johannesburg, South Africa
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: 011-27-11-343-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	LSAK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition".

On September 10, 2025, Lesaka Technologies, Inc., a Florida corporation (the "Company"), issued a press release setting forth its preliminary financial results for the fourth quarter and year ended June 30, 2025.

As disclosed in the Current Report on Form 8-K filed on September 10, 2025, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), following consultation with its management and KPMG Inc, its independent registered public accounting firm, concluded that the Company’s unaudited condensed consolidated financial statements for the quarters then ended, respectively, included in our Quarterly Reports on Form 10-Q for the quarters ended September 30, 2024, December 31, 2024, and March 31, 2025, respectively (the “Quarterly Reports”), should be restated, and that such unaudited condensed financial statements should no longer be relied upon, due to the Company’s re-evaluation of the classification of certain revenue that has been reported as an agent rather than as principal, and related cost of goods sold. The Company anticipates that the restatement will have no impact on its reported operating income (loss), net loss or loss per share or its net cash flows or liquidity. The restatement is expected to result in an increase in its revenue, with the increase in revenue expected to be offset by a corresponding increase in its cost of goods sold, IT processing, servicing and support. The financial information presented in this Current Report on Form 8-K has been prepared on a basis consistent with our restated results.

The Company’s press release furnished herewith are subject to the completion of the Company’s restatement analysis and financial close and reporting process; have not been audited, reviewed, or compiled by our independent registered public accounting firm; and are subject to change. The information and expected impact to the Company’s historical financial results are preliminary, do not present all information necessary for an understanding of the Company’s restated results and are subject to change, as management completes the restatement of its financial statements and its independent registered public accounting firm completes the audit and review thereof. There can be no assurance that the Company’s actual financial results for the fourth quarter and year ended June 30, 2025, will not differ from the financial information presented herein and such changes could be material.

Therefore, you should not place undue reliance upon these preliminary financial results.

The information contained in Items 2.02 and 9.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in Items 2.02 and 9.01, including Exhibits 99.1, shall not be incorporated by reference into any registration statement or into any other filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

This Current Report on Form 8-K contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements may be identified by their use of terms or phrases such as “expects,” “estimates,” “projects,” “believes,” “anticipates,” “plans,” “could,” “would,” “may,” “will,” “intends,” “outlook,” “focus,” “seek,” “potential,” “mission,” “continue,” “goal,” “target,” “objective,” derivations thereof, and similar terms and phrases. In this Current Report on Form 8-K, statements relating to future financial results and future financing and business opportunities are forward-looking statements. Forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. These risks include, without limitation, the risk that the Company’s unaudited preliminary results may differ from its actual results, the timely completion of the restatement and the restated filings, the risk that additional information may become known prior to the expected filing with the Securities and Exchange Commission (SEC) of the restated filings or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements , whether its re-evaluation of its accounting on an agency versus principal basis related to other agreements will result in the restatement of revenue and costs associated with these other agreements in the Quarterly Reports or for other fiscal periods, uncertainties around the effectiveness of the Company’s internal control over financial reporting and the effectiveness of its disclosure controls and procedures, potential legal or regulatory action related to the restatement, and the potential impact on the Company’s business and any market reaction to any announcements regarding any of the foregoing. Additional information concerning factors that could cause actual events or results to differ materially from those in any forward-looking statement is contained in the Company’s Form 10-K for the fiscal year ended June 30, 2024, as filed with the SEC, as well as other documents the Company has filed or will file with the SEC. The Company assumes no obligation to update the information in this Current Report on Form 8-K, to revise any forward-looking statements or to update the reasons actual results could differ materially from those anticipated in forward-looking statements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibits	Description
99.1	Press Release, dated September 10, 2025, issued by Lesaka Technologies, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESAKA TECHNOLOGIES, INC.

Date: September 10, 2025	By:	/s/ Dan L. Smith
	Name:	Dan L. Smith
	Title:	Group Chief Financial Officer